CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of PIMCO Funds of our reports dated May 23, 2019, relating to the financial statements and financial highlights for the funds or portfolios constituting the PIMCO Funds listed in Appendix A (the “Funds”), which appear in the Funds’ Annual Reports on Form N-CSR for the year ended March 31, 2019. We also consent to the references to us under the headings “Financial Statements”, “Independent Registered Public Accounting Firm” and “Financial Highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

July 26, 2019

Appendix A

PIMCO ABS and Short-Term Investments Portfolio
PIMCO All Asset All Authority Fund
PIMCO All Asset Fund
PIMCO California Intermediate Municipal Bond Fund
PIMCO California Municipal Bond Fund
PIMCO California Short Duration Municipal Income Fund
PIMCO CommoditiesPLUS® Strategy Fund
PIMCO CommodityRealReturn Strategy Fund®
PIMCO Credit Opportunities Bond Fund
PIMCO Diversified Income Fund
PIMCO Dynamic Bond Fund
PIMCO EM Bond and Short-Term Investments Portfolio
PIMCO Emerging Markets Bond Fund
PIMCO Emerging Markets Corporate Bond Fund
PIMCO Emerging Markets Currency and Short-Term Investments Fund
PIMCO Emerging Markets Full Spectrum Bond Fund
PIMCO Emerging Markets Local Currency and Bond Fund
PIMCO Extended Duration Fund
PIMCO Global Advantage® Strategy Bond Fund
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)
PIMCO Global Bond Opportunities Fund (Unhedged)
PIMCO Global Multi-Asset Fund
PIMCO GNMA and Government Securities Fund
PIMCO Government Money Market Fund
PIMCO Gurtin California Municipal Intermediate Value Fund
PIMCO Gurtin California Municipal Opportunistic Value Fund
PIMCO Gurtin National Municipal Intermediate Value Fund
PIMCO Gurtin National Municipal Opportunistic Value Fund
PIMCO High Yield and Short-Term Investments Portfolio
PIMCO High Yield Fund
PIMCO High Yield Municipal Bond Fund
PIMCO High Yield Spectrum Fund
PIMCO Income Fund
PIMCO Inflation Response Multi-Asset Fund
PIMCO International Bond Fund (U.S. Dollar-Hedged)
PIMCO International Bond Fund (Unhedged)
PIMCO International Portfolio
PIMCO Investment Grade Credit Bond Fund
PIMCO Investment Grade Credit Bond Portfolio
PIMCO Long Duration Credit Bond Portfolio
PIMCO Long Duration Total Return Fund
PIMCO Long-Term Credit Bond Fund
PIMCO Long-Term Real Return Fund
PIMCO Long-Term U.S. Government Fund
PIMCO Low Duration ESG Fund
PIMCO Low Duration Fund
PIMCO Low Duration Fund II
PIMCO Low Duration Income Fund
PIMCO Low Duration Portfolio
PIMCO Moderate Duration Fund
PIMCO Moderate Duration Portfolio
PIMCO Mortgage and Short-Term Investments Portfolio
PIMCO Mortgage Opportunities and Bond Fund
PIMCO Mortgage-Backed Securities Fund

PIMCO Multi-Strategy Alternative Fund
PIMCO Municipal Bond Fund
PIMCO Municipal Portfolio
PIMCO National Intermediate Municipal Bond Fund
PIMCO New York Municipal Bond Fund
PIMCO Preferred and Capital Securities Fund
PIMCO RAE Fundamental Advantage PLUS Fund
PIMCO RAE Low Volatility PLUS EMG Fund
PIMCO RAE Low Volatility PLUS Fund
PIMCO RAE Low Volatility PLUS International Fund
PIMCO RAE PLUS EMG Fund
PIMCO RAE PLUS Fund
PIMCO RAE PLUS International Fund
PIMCO RAE PLUS Small Fund
PIMCO RAE Worldwide Long/Short PLUS Fund
PIMCO Real Return Fund
PIMCO Real Return Portfolio
PIMCO RealEstateRealReturn Strategy Fund
PIMCO Senior Floating Rate Fund
PIMCO Short Asset Investment Fund
PIMCO Short Asset Portfolio
PIMCO Short Duration Municipal Income Fund
PIMCO Short-Term Floating NAV Portfolio II
PIMCO Short-Term Floating NAV Portfolio III
PIMCO Short-Term Fund
PIMCO Short-Term Portfolio
PIMCO StocksPLUS® Absolute Return Fund
PIMCO StocksPLUS® Fund
PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)
PIMCO StocksPLUS® International Fund (Unhedged)
PIMCO StocksPLUS® Long Duration Fund
PIMCO StocksPLUS® Short Fund
PIMCO StocksPLUS® Small Fund
PIMCO Strategic Bond Fund
PIMCO Total Return ESG Fund
PIMCO Total Return Fund
PIMCO Total Return Fund II
PIMCO Total Return Fund IV
PIMCO TRENDS Managed Futures Strategy Fund
PIMCO U.S. Government and Short-Term Investments Portfolio